SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement (Revised) [   ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               HOWELL CORPORATION
                (Name of Registrant as Specified in its Charter)

     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)    Title of each class of securities to which transaction applies:

              _______________________________________________________________

        2)    Aggregate number of securities to which transaction applies:

              _______________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

              _______________________________________________________________

        4)    Proposed maximum aggregate value of transaction:

              _______________________________________________________________

        5)    Total fee paid:

              _______________________________________________________________

[   ]       Fee paid previously with preliminary materials.
[   ]       Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

                  ___________________________________________________________

            2)    Form, Schedule or Registration Statement No.:

                  ___________________________________________________________

            3)    Filing Party:

                  ___________________________________________________________

            4)    Date Filed:

                  ___________________________________________________________

                               HOWELL CORPORATION
                             1111 Fannin, Suite 1500
                              Houston, Texas 77002

March 25, 1997

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held on Monday, April 28, 1997, at 10:00 a.m., in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas 77002.

     The accompanying Notice of Annual Meeting and Proxy Statement describe the formal matters to be acted upon at the meeting. In addition, we will discuss current matters concerning the future of the Company and review the Company's operations during the past year. At the conclusion of the formal meeting, an opportunity will be provided for questions and discussion by the shareholders. A record of the Company's activities for the year 1996 is contained in the Annual Report which accompanies this proxy material.

     Representation of your shares at the meeting is very important. We urge each shareholder, whether or not you now plan to attend the meeting, to promptly date, sign and return the enclosed proxy in the envelope furnished for that purpose. If you do attend the meeting, you may, if you wish, revoke your proxy and vote in person.

     It is always a pleasure to meet with our shareholders, and I personally look forward to seeing as many of you as possible at the Annual Meeting.

                                                    Sincerely,

                                                    RONALD E. HALL
                                                    CHAIRMAN OF THE BOARD

                               HOWELL CORPORATION
                             1111 Fannin, Suite 1500
                              Houston, Texas 77002

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD MONDAY, APRIL 28, 1997

To the Shareholders of Howell Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Howell Corporation, a Delaware corporation, will be held in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas, on Monday, April 28, 1997, at 10:00 a.m. local time, for the following purposes:

         (1) to elect three members to the Board of Directors to serve for a three-year term as Class III Directors;

         (2) to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 1997; and

         (3) to transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 28, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. A list of all shareholders entitled to vote is on file at the principal offices of the Company, 1111 Fannin, Suite 1500, Houston, Texas, and will be available for inspection by any shareholder during the meeting.

     So that we may be sure your shares will be voted at the Annual Meeting, please date, sign and return the enclosed proxy promptly. For your convenience, a postpaid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                 By Order of the Board of Directors,

                                 ROBERT T. MOFFETT
                                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
March 25, 1997

                               HOWELL CORPORATION
                             1111 Fannin, Suite 1500
                              Houston, Texas 77002

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 1997

SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Howell Corporation ("Company") to be used at the Annual Meeting of Shareholders to be held in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas on Monday, April 28, 1997, at 10:00 a.m. local time, and at any and all adjournments thereof. This Proxy Statement and the enclosed proxy are being mailed to the shareholders on or about March 28, 1997.

     Unless otherwise indicated thereon, proxies in the accompanying form which are properly executed and duly returned to the Company and which are not revoked will be voted:

         (1) for each of the three nominees for director to serve a three-year term as Class III Directors; and

         (2) for ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 1997.

     Shares represented by proxies marked as abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes; brokers' shares held in "street name" and not voted by them will not be counted in tabulating votes. Votes at the Annual Meeting will be tabulated by an Inspector of Election selected by the Company.

     The Board of Directors is not presently aware of other proposals which may be brought before the Annual Meeting. In the event other proposals are brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with what they consider to be the best interests of the Company and its shareholders.

     The cost of soliciting proxies will be borne by the Company. In addition to the Company's solicitation by mail, proxies may be solicited personally or by telephone by the management of the Company. The Company may request brokerage houses or other custodians, nominees and fiduciaries to forward proxies and proxy material to the beneficial owners of the shares held of record by such persons and will reimburse them for their reasonable forwarding expenses.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation, by executing and delivering a later-dated proxy, or by appearing and voting in person at the meeting.

VOTING SECURITIES AND RECORD DATE

     The Board of Directors of the Company has fixed the close of business on February 28, 1997, as the Record Date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     The issued and outstanding voting securities of the Company as of the Record Date consist of 4,994,726 shares of common stock, $1.00 par value per share ("Common Stock"), each of which is entitled to one vote. Shares of Common Stock are not entitled to cumulative voting rights in the election of Directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be necessary to constitute a quorum at the Annual Meeting.

     Assuming the presence of a quorum of the Common Stock, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required for the election of Directors and for ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 1997.

     The Company also has issued and outstanding, as of the Record Date, 690,000 shares of $3.50 convertible preferred stock, par value $1.00 per share (the Company's 690,000 shares of Preferred Stock issued in April 1993 of $3.50 convertible preferred stock is referred to as the "Series A Preferred Stock"). The Series A Preferred Stock is not entitled to vote on the items in this proxy.

ITEM 1.  ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes, each elected to serve for a term of three years. The Board of Directors, in accordance with the Company's Certificate of Incorporation, has established that there shall be two Class I Directors, three Class II Directors and three Class III Directors.

     The three nominees for Class III Directors are Walter M. Mischer, Sr., Paul
W. Murrill and Jack T. Trotter. It is the intention of the persons named in the accompanying proxy that proxies will be voted for the election of these three nominees unless otherwise indicated thereon. Each of these persons is now a Director of the Company and is standing for reelection. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected to office and, to the knowledge of the Board of Directors, the nominees intend to serve the entire term for which election is sought. Should any nominee for the office of Director named herein become unable or unwilling to accept nomination or election, the persons named in the proxy will vote for such other person as the Board of Directors may recommend.

DIRECTORS TO BE ELECTED AT THE MEETING

     Set forth below is certain information regarding each of the three nominees for election as a Director.

                                                                                                                DIRECTOR
                NAME                              OCCUPATION, EXPERIENCE AND DIRECTORSHIPS                        SINCE
                ----                              ----------------------------------------                      --------
Walter M. Mischer, Sr..........        President  & CEO,  Hallmark  Residential  Group  Inc.,  a real             1983
Age:  74                                    estate  development   company,   since  1988.   Director:
                                            Southwest Airlines.

Paul W. Murrill................        Professional  Engineer  for more  than five  years.  Chairman,             1994
Age:  62                                    Piccadilly  Cafeterias,  Inc.  Chairman  and  CEO of Gulf
                                            States Utilities Company, a public utility,  from 1982 to
                                            1987.  Director:  Entergy Corporation,  Tidewater,  Inc.,
                                            Chemfirst   Corporation,   Pavillion  Technology,   Inc.,
                                            Piccadilly Cafeterias, Inc. and Zygo, Inc.

                                      -2-

Jack T. Trotter................        Personal  business  investments  for thirty  years.  Director:
Age:  70                                    Houston  Industries,   Inc.,  Houston  Lighting  &  Power
                                            Company, Weingarten Realty, Inc. and King Ranch, Inc.                 1988

     THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE ELECTION OF THE NOMINEES AND RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTORS.

DIRECTORS WHOSE TERM EXTENDS BEYOND THE MEETING

     Set forth below is certain information regarding each of the Directors whose term extends beyond the meeting. The Class I Directors with a term expiring in 1998 are Richard K. Hebert and Paul N. Howell. The Class II Directors with terms expiring in 1999 are Robert M. Ayres, Jr., Ronald E. Hall and Otis A. Singletary.

                                                                                                            DIRECTOR
                NAME                              OCCUPATION, EXPERIENCE AND DIRECTORSHIPS                    SINCE
                ----                              ----------------------------------------                    -----
Robert M. Ayres, Jr............        Financial   consultant   for  more  than  five   years.   Vice             1991
Age:  70                                    Chancellor  and  President  Emeritus,  University  of the
                                            South.  Director:   Rail  Tex,  Inc.,  Patoil  Corp.  and
                                            James Avery Craftsman, Inc.

Ronald E. Hall.................        Chairman of the Board of the Company since 1995. Formerly President and    1995
Age:  64                                    CEO of CITGO Petroleum Corporation, a refining, marketing and distribution company, from 1985 to 1995.  Director  of CITGO from
                                            1990 to 1995.  Director of Getty Petroleum Corporation and Genesis
                                            Energy, L.L.C.

Paul N. Howell.................        President  and  Chief   Executive   Officer  of  the  Company.             1955
Age:  78                                    President   since   1995.   CEO  since   1955.   Formerly
                                            Chairman of the Board of the  Company  from 1978 to 1995.
                                            Director of Genesis Energy, L.L.C.


Richard K. Hebert..............        Chief   Executive   Officer  of  Voyager   Energy   Corp.,   a             1997
Age:  45                                    privately-held  independent  oil  and gas  company  since
                                            1993.   Executive  Vice  President  and  Chief  Operating
                                            Officer of Meridian Oil, Inc., now Burlington  Resources,
                                            Inc. from 1992 to 1993.

Otis A. Singletary.............        President Emeritus, University of Kentucky since 1987.                     1971(1)
Age:  75

------------------
(1) Dr. Singletary also served as a Director in 1969.

COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who is not an employee of the Company receives a $4,500 quarterly retainer fee, plus $1,000 per meeting for attending the meetings of a standing committee, unless the standing committee meets on the same day as the Board of Directors, in which event no fee is paid. Commensurate remuneration is also paid for service on other committees and for special assignments as the occasion arises. Reasonable out-of-pocket expenses incurred by a director in attending board and committee meetings are reimbursed by the Company.

     Messrs. Ayres, Mischer, Murrill, Singletary and Trotter, non-employee members of the Board of Directors who are also members of the Stock Option Committee, all received an option to purchase 10,000 shares of the Common Stock. The option exercise price was the market price of the Common Stock on the date of grant. The option becomes exercisable in increments of 25% of the shares covered by the grant after the lapse of successive periods of one year each. Each of these options has a ten-year term but in case of cessation of the individual's directorship of the Company, an otherwise exercisable option expires after six months.

     Mr. Ronald E. Hall received an option for 50,000 shares of the Common Stock, with the option exercise price equal to the market price of the Common Stock on the date of the grant. This option is exercisable one year from date of grant. The option has a ten-year term, but should Mr. Hall cease to be a director of the Company, an otherwise exercisable option will expire after two years.

     As Chairman of the Board, Mr. Hall also receives a retainer fee of $38,000 per year, plus reimbursement of expenses.

ACTIVITIES OF THE BOARD

     The Board of Directors held four meetings during 1996. Each Director, except Mr. Jack T. Trotter, attended at least 75% of the meetings of the Board and of any committee of which he was a member.

     The Board of Directors has three standing committees: Audit, Compensation, and Stock Option. The Board of Directors does not have a nominating committee.

     Members of the Audit Committee were Jack T. Trotter and Robert M. Ayres, Jr. The Audit Committee met once in 1996. Functions of the Audit Committee include recommending to the Board of Directors the independent auditors, approving the estimated fees for such services, reviewing the audit reports and making such recommendations to the Board of Directors concerning the audit reports as may be appropriate, meeting with the independent auditors, financial officers of the Company and other members of management to review the results of audits, and evaluating the adequacy of the internal control system of the Company.

     Members of the Compensation Committee were Walter M. Mischer, Sr. and Paul
W. Murrill. The Compensation Committee met once in 1996. Functions of the Compensation Committee include establishing compensation for the officers of the Company and reviewing all employee benefit programs, including the recommendation of changes in the benefits.

     Members of the Stock Option Committee were Messrs. Ayres, Mischer, Murrill, Singletary and Trotter. The Committee administers the 1988 Stock Option Plan and met once during 1996.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report by the Compensation Committee to the Board of Directors discusses the factors the Compensation Committee considers when determining the salary and bonus of the Chief Executive Officer and other executive officers.

To the Board of Directors:

     As members of the Compensation Committee, it is our duty to establish the compensation level of the executive officers, to award bonuses to the executive officers and to approve the Company's benefit plan arrangements.

     The base salary level of the executive officers is recommended to the Compensation Committee by the CEO. Factors considered by the CEO are typically subjective, such as his perception of the individual's performance and any planned changes in functional responsibility, and also include such factors as prior year compensation levels and general inflationary considerations. The profitability of the Company and the market value of its stock are not primary considerations in setting executive officer base compensation, although significant changes in these items are subjectively considered. The increase of 3.5% in base compensation for Mr. Paul N. Howell for 1996 was reflective of general inflation.

     The Committee awarded bonuses to the executive officers, including Mr. Howell, after subjectively considering the profitability of the Company and individual performance. In making such determination, the Committee does not apply any specific criteria. The perquisites and other benefits received by Mr. Howell that are reported in the Summary Compensation Table are provided primarily pursuant to existing employee benefit programs.

     No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

                                                     Compensation Committee

                                                     Walter M. Mischer, Sr.
                                                     Paul W. Murrill

STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report by the Stock Option Committee to the Board of Directors discusses the factors the Stock Option Committee considers when determining the number of shares which will be made subject to stock options granted to the executive officers of the Company.

To the Board of Directors:

     As members of the Stock Option Committee it is our duty to administer the Company's 1988 Stock Option Plan. Administering the plan includes awarding stock options to the executive officers.

     Stock options are a component of compensation that is intended to retain executives and to motivate executives to improve stock market performance. The number of options granted to each executive officer was determined by taking a percentage of salary and dividing that amount by the fair market value per share on the first business day of the year. The percentages are recommended annually by the CEO (subject to the approval of the Committee). The percentage recommended for Mr. Paul N. Howell for 1996 was 62.5 percent. The option price was the fair market value of the Company's common stock on the date of the grant.

                                                     Stock Option Committee

                                                     Robert M. Ayres, Jr.
                                                     Walter M. Mischer, Sr.
                                                     Paul W. Murrill
                                                     Otis A. Singletary
                                                     Jack T. Trotter

COMPENSATION OF EXECUTIVE OFFICERS

     Messrs. Paul N. Howell and Robert T. Moffett constituted the executive officers of the Company during the fiscal year 1996. Mr. Moffett became an executive officer on October 30, 1995. Mr. J. Richard Lisenby became an executive officer on December 2, 1996. The following table summarizes the compensation paid by the Company, for the three fiscal years ended December 31, 1996, to its Chief Executive Officer and to all of its other executive officers. The Company has no restricted stock awards, long-term incentive plans or pension plans.

                           SUMMARY COMPENSATION TABLE

                                                                                                          Long-term
                                                                          Annual Compensation            Compensation
                                                               ----------------------------------------  ------------
                                                                                             Other        Securities        All
                                                                                             Annual       Underlying       Other
Name & Principal Position                         Year         Salary           Bonus    Compensation(1)   Options      Compensation
-------------------------                         ----         -------         ------    --------------   ----------    ------------
                                                                 ($)            ($)            ($)           (#)             ($)
Paul N. Howell ..........................         1996         305,700         83,000         6,000         13,200         78,543(2)
  President and Chief ...................         1995         295,350         58,000         6,000         17,400         67,390
  Executive Officer .....................         1994         284,000         34,241         6,000         16,100         66,878

Robert T. Moffett .......................         1996         127,000         45,000         6,000          4,400         10,602(3)
  Vice President, .......................         1995         118,281         25,000         6,000          5,500         10,340
  General Counsel and Secretary

J. Richard Lisenby ......................         1996          11,333          1,000          --            9,000           --
  Vice President and
  Chief Financial Officer

-----------
(1)  Other annual compensation is a $6,000 auto allowance.

(2) Includes $6,000 of Company contributions to a defined contribution plan, $6,114 to a thrift plan, $3,057 to a stock purchase plan, $515 for premiums for term life insurance and $62,857, which is the premium attributable to the term life portion of a split dollar insurance arrangement and the current dollar value of the remainder of the premium paid. The total premium paid in 1996 was $232,184.

(3) Represents Company contributions of $6,000 to a defined contribution plan, $2,540 to a thrift plan, $1,270 to a stock purchase plan and $792 for premiums for term life insurance.

COMPENSATION PURSUANT TO PLANS

     The Company maintains a stock option plan for its executive officers, directors and key employees, which is administered by the Stock Option Committee. Under this plan, which expires in 1998, the Company may grant both tax-qualified and nonqualified options to eligible employees and, subject to certain limitations, members of the Board of Directors. An aggregate of 750,000 shares of Common Stock has been reserved for issuance under this plan. The aggregate number of those 750,000 shares that may be granted to members of the Board of Directors is 150,000. The following table sets forth the options granted to the individuals named in the Summary Compensation Table during the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                           Individual Grants(1)
                        -------------------------------------------------------
                         Number Of
                        Securities       % Of Total                                      Potential Realizable
                        Underlying     Options Granted   Exercise                       Value At Assumed Annual
                          Options      To Employees In     Price       Expiration        Rates Of Stock Price
      Name                Granted           Year         Per Share        Date       Appreciation For Option Term
      ----              ----------     ---------------   ---------     ----------    ----------------------------
                            (#)                           ($/SH)                            5%           10%
Paul N. Howell           13,200              15           $14.500        01/29/06        $ 120,370   $ 305,042

Robert T. Moffett         4,400               5           $14.500        01/29/06        $  40,123   $ 101,681

J. Richard Lisenby        9,000              10           $14.625         12/2/06        $  82,778   $ 209,776

----------
(1) Options become excercisable in increments of 25% of the shares covered by the grant after the lapse of successive periods of one year each. Each option has a ten-year term, but in case of termination of employment, otherwise exercisable options expire after six months.

  The table below shows the number of shares of Common Stock issued upon the exercise of options by the executive officers in 1996, the value received upon exercise of those options, the number of exercisable and unexercisable options at December 31, 1996 and the value of exercisable and unexercisable options with an option price of less than $14 7/8 per share, which was the market value of the Company's common stock on December 31, 1996.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                        NUMBER OF             DOLLAR
                                                                       SECURITIES            VALUE OF
                                                                       UNDERLYING           UNEXERCISED
                                                                       UNEXERCISED         IN-THE-MONEY
                                                                    OPTIONS AT FISCAL    OPTIONS AT FISCAL
                                                                        YEAR END             YEAR END
                               SHARES ACQUIRED        VALUE           EXERCISABLE/          EXERCISABLE/
     NAME                        ON EXERCISE        REALIZED          UNEXERCISABLE        UNEXERCISABLE
     ----                     -----------------    ----------      -------------------  --------------------
                                     (#)               ($)                   (#)                 ($)
Paul N. Howell                       -                  -             77,976/38,050       389,974/104,263

Robert T. Moffett                    -                  -             10,375/12,225         36,744/32,944

J. Richard Lisenby                   -                  -                   0/9,000               0/2,250

TERMINATION ARRANGEMENTS

     The Company has entered into a Deferred Compensation and Salary Continuation Agreement with Paul N. Howell. Pursuant to the terms of that Agreement, the Company has contracted to pay Mr. Howell, or his wife if she survives his death, certain annual payments upon his termination of employment for any reason. Those annual payments are $17,500 each year for the years 1991 through 1996, inclusive, and $30,000 each year for the years 1997 through 1999, inclusive. If Mr. Howell's employment with the Company continues through a portion of this period of time, the Company is relieved of its obligation for each annual payment set out above as that year expires. Inasmuch as Mr. Howell has continued his employment since the Agreement became effective, no payments have been made pursuant thereto. If Mr. Howell continues his employment with the Company through the year 1999, then the Company will be relieved from its entire obligation under this agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors is composed of the following: Walter M. Mischer, Sr. and Paul W. Murrill, neither of whom is an employee of the Company.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Dow Jones Industrial Average and a peer group average for the period of five years commencing December, 31, 1991 and ended December 31, 1996. The peer group average is the Dow Jones Energy Sector Oil Secondary Group Average, which consists of smaller oil companies who do the bulk of their business domestically. The historical stock price performance for the Company's stock shown on the graph below is not necessarily indicative of future stock performance.

                 COMPOSITE OF FIVE YEAR CUMULATIVE TOTAL RETURN*
  HOWELL CORPORATION COMMON, PEER GROUP AVERAGE & DOW JONES INDUSTRIAL AVERAGE

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

Howell Corporation               12/31/91        9.375        100
                                 12/31/92       11.672        124.5
                                 12/31/93       11.313        120.666667
                                 12/30/94       12.375        132
                                 12/29/95       15.172        161.833333
                                 12/31/96       15.734        167.833333

Dow Jones                        12/31/91      3696.47        100
                                 12/31/92      3967.34        107.327802
                                 12/31/93      4639.65        125.515695
                                 12/30/94      4873.23        131.834696
                                 12/29/95      6673.65        180.541165
                                 12/31/96      8589.66        232.374671

Peer Group                       12/31/91       219.42        100
                                 12/31/92       220.88        100.665391
                                 12/31/93       245.07        111.68991
                                 12/30/94       237.33        108.162428
                                 12/29/95       274.59        125.14356
                                 12/31/96       338.37        154.211102



     * Assumes that the value of the investment in Howell Corporation and each indices was $100 on December 31, 1991 and that all dividends were reinvested.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of February 1, 1997, the shares of Common Stock beneficially owned by (i) any person who, to the knowledge of the Company, beneficially owns more than 5% of such stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The Common Stock is the only class of voting securities of the Company currently outstanding. Unless otherwise indicated, each holder in the table below has sole voting and dispositive power with respect to the shares of Common Stock owned by such holder.

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                                                AMOUNT AND NATURE
NAME AND ADDRESS                                  OF BENEFICIAL        PERCENT
OF BENEFICIAL OWNER                                OWNERSHIP           OF CLASS
---------------------                            --------------        --------
Paul N. Howell ...............................    1,196,578(1)           23.6
Howell Corporation
1111 Fannin, Suite 1500
Houston, Texas 77002

Robert T. Moffett ............................       18,261(2)              *
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX 77002

J. Richard Lisenby ...........................         --                --
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX 77002

Robert M. Ayres, Jr ..........................      174,116(3)            3.5
5705 Scout Island Cove
Austin, TX 78731

Ronald E. Hall ...............................       50,000(4)            1.0
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX 77002

Richard K. Hebert ............................         --                --
Voyager Energy Corporation
20405 State Highway 249, Suite 140
Houston, TX 77070

Walter M. Mischer, Sr ........................       20,000(5)              *
Hallmark Residential Group
2727 North Loop West, Suite 200
Houston, TX 77008

Paul W. Murrill ..............................        6,000(6)              *
206 Sunset Boulevard
Baton Rouge, LA 70808

Otis A. Singletary ...........................       15,600(7)              *
780 Chinoe Rd
Lexington, KY 40502

Jack T. Trotter ..............................       13,000(8)              *
1000 Louisiana, Suite 3600
Houston, TX 77002

All directors and executive officers
as a group (9 persons) .......................    1,493,555(9)           28.8

Dimensional Fund Advisors Inc. ...............      361,100(10)           7.2
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

(TABLE CONTINUED ON FOLLOWING PAGE)

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                                                AMOUNT AND NATURE
NAME AND ADDRESS                                  OF BENEFICIAL        PERCENT
OF BENEFICIAL OWNER                                OWNERSHIP           OF CLASS
---------------------                            --------------        --------
The Guardian Life Insurance Company of America      475,500(11)           9.2
201 Park Avenue South
New York, NY 10003

Ingalls & Snyder .............................      706,567(12)          13.6
61 Broadway
New York, NY 10006

FBL Investment Advisory Services, Inc.........    1,148,978(13)          20.0
5400 University Avenue
West Des Moines, IA 50266

Heartland Advisors, Inc. .....................      506,800(14)          10.1
790 North Milwaukee Street
Milwaukee, WI 53202

Bradley N. Howell ............................      307,696(15)           6.1
Howell Transportation Services, Inc.
1111 Fannin, Suite 1500
Houston, TX 77002

*  Less than 1%.
--------------
(1) Includes 85,705 shares which Mr. Paul N. Howell has the right to acquire within 60 days pursuant to certain options and 37,000 shares which are owned by the Howell Foundation, as to which Mr. Howell shares voting and dispositive power.

(2) Includes 15,275 shares which Mr. Moffett has the right to acquire within 60 days pursuant to certain options.

(3) Includes 5,250 shares owned by the Shield-Ayres Foundation, as to which Mr. Ayres disclaims both voting and dispositive power, and 12,490 shares held by Mr. Ayres' wife, as to which he disclaims both voting and dispositive power. Also includes 10,000 shares which Mr. Ayres has the right to acquire within 60 days pursuant to certain options.

(4) Includes 50,000 shares which Mr. Hall has the right to acquire within 60 days pursuant to certain options.

(5) Includes 10,000 shares which Mr. Mischer has the right to acquire within 60 days pursuant to certain options.

(6) Includes 5,000 shares which Dr. Murrill has the right to acquire within 60 days pursuant to certain options.

(7) Of these, 15,000 shares are held by Dr. Singletary directly, as to which he exercises both voting and dispositive power, and 600 shares are held by Dr. and Mrs. Singletary, as to which Dr. Singletary shares voting and dispositive power.

(8) Includes 10,000 shares which Mr. Trotter has the right to acquire within 60 days pursuant to certain options.

(9) Includes 185,980 shares which the Company's directors and executive officers have the right to acquire within 60 days pursuant to the exercise of certain options and the conversion of shares of Series A Preferred Stock.

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
(10) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 361,100 shares of Howell Corporation stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(11) According to Amendment No. 1 to Schedule 13G filed by The Guardian Life Insurance Company of America ("Guardian") with the Commission, shares are beneficially owned by a group comprised of Guardian and certain of its affiliates, including Guardian Investor Services Corporation, a wholly-owned subsidiary and registered investment advisor. The group shares voting rights and dispositive power over all such shares. Shares beneficially owned include 151,500 shares of Common Stock which the group has the right to receive within 60 days should it elect to convert the 50,000 shares of Series A Preferred Stock held by it.

(12) Includes 220,287 shares of Common Stock which Ingalls & Snyder has the right to receive within 60 days should it elect to convert the 72,702 shares of Series A Preferred Stock held by it. Ingalls & Snyder is registered as a broker or dealer with the Commission. Based on its Amendment No. 4 to Schedule 13G filed with the Commission, Ingalls & Snyder has sole voting power with respect to 129,940 of the shares of Common Stock owned beneficially and sole dispositive power over all of the shares of Common Stock owned beneficially.

(13) Includes 747,378 shares of Common Stock which FBL Investment Advisory Services, Inc., has the right to receive within 60 days should it elect to convert the 246,635 shares of Series A Preferred held by it. FBL Investment Advisory Services, Inc., is registered as an investment adviser with the Commission. Based on its Schedule 13G filed with the Commission, FBL Investment Advisory Services, Inc., has sole voting and dispositive power over all such shares.

(14) According to Schedule 13G filed by Heartland Advisors, Inc. ("Heartland") with the Commission, Heartland is a registered investment advisor. Heartland has sole voting power over 445,000 of the shares of Common Stock owned beneficially and sole dispositive power over all the shares of Common Stock owned beneficially.

(15) Of these, 35,275 shares are held by Bradley N. Howell as custodian for minor children, as to which he exercises both voting and dispositive power; 139,546 shares are held in trust for minor children and for himself, as to which he shares voting and dispositive power; and 14,273 shares are held by Bradley N. Howell's wife, as to which he disclaims both voting and dispositive power. Also includes 16,344 shares which Bradley N. Howell has the right to acquire within 60 days pursuant to certain options.

CERTAIN TRANSACTIONS

     On December 31, 1996, the Company sold the stock of Howell Transportation Services, Inc. (HTS) to its President, Bradley N. Howell, a 6.1% shareholder of Howell Corporation and a son of Paul N. Howell, President and CEO of Howell Corporation. The sale occurred after the crude oil trucking assets of HTS were sold to Genesis Crude Oil, L.P. Prior to the sale, the Company obtained a fairness opinion from the investment banking firm of GulfStar Group, Inc.

     In 1990, the Company commenced paying the premiums on an insurance policy pursuant to a Split Dollar Life Insurance Agreement entered into between the Company and the trustees of certain trusts established by Paul N. Howell and his wife. The life insurance policy is a joint and last survivor policy on the lives of Paul N. Howell and his wife. Pursuant to the terms of the agreement, upon the first to occur of: (1) the death of the last insured, (2) the surrender of the policy, or (3) the passing of one year after the policy is paid up, the Company is entitled to be paid the net cash value of the policy before any proceeds from the policies are paid to the trustees named in the agreement. Because the net cash value of the policy is expected to be almost as much as the cumulative

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premiums paid over the life of the Agreement, the effect of the premium payments on the Company's earnings is not expected to be material.

     The Company has entered into a Deferred Compensation and Salary Continuation Agreement with Paul N. Howell. Pursuant to the terms of that Agreement, the Company has contracted to pay Mr. Howell, or his wife if she survives his death, certain annual payments upon his termination of employment for any reason. Those annual payments are $17,500 each year for the years 1991 through 1996, inclusive, and $30,000 each year for the years 1997 through 1999, inclusive. If Mr. Howell's employment with the Company continues through a portion of this period of time, the Company is relieved of its obligation for each annual payment set out above as that year expires. Inasmuch as Mr. Howell has continued his employment since the Agreement became effective, no payments have been made pursuant thereto. If Mr. Howell continues his employment with the Company through the year 1999, then the Company will be relieved from its entire obligation under this Agreement.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during the fiscal year ended December 31, 1996.

ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP has been appointed by the Board of Directors as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 1997. This appointment is being presented to the shareholders for ratification. Deloitte & Touche LLP served the Company as independent auditor for the fiscal year ended December 31, 1996. Although the Company is not required to obtain shareholder ratification of the appointment of the independent auditors for the Company for the fiscal year ended December 31, 1997, the Company has elected to do so.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. While they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders and will be free to make a statement if they so desire.

     In the event that the shareholders do not ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company, the Board of Directors will consider the retention of other independent auditors.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AND RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR SUCH FISCAL YEAR.

SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders of the Company which are intended to be included in the Company's Proxy Statement and proxy relating to the 1998 Annual Meeting of the Company must be received at the Company's principal executive offices no later than November 28, 1997. Such proposals must be in conformity with all

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
applicable legal provisions, including Rule 14a-8 of the General Rules and Regulations under the Securities Exchange Act of 1934.

OTHER BUSINESS

     The Board of Directors of the Company does not know of any other matters which are to be presented for action at the meeting. However, if any other matters properly come before the meeting, it is intended that the enclosed proxy will be voted in accordance with the recommendation of the Board of Directors.

                                     By Order of the Board of Directors,

                                     RONALD E. HALL
                                     CHAIRMAN OF THE BOARD

Houston, Texas
March 25, 1997

                           COMMON SHAREHOLDER'S PROXY
                               HOWELL CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Paul N. Howell and Otis A. Singletary, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse all shares of Common Stock of Howell Corporation ("Company") held of record by the undersigned on February 28, 1997, at the Annual Meeting of Shareholders to be held on April 28, 1997, or any adjournments thereof:

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

A [X] Please mark your
      votes as in this
      example.

(1)  ELECTION OF TWO CLASS III DIRECTORS:

                        WITHOLD
                        AUTHORITY to vote      Nominees: Walter M. Mischler, Sr.
FOR all nominees        for all nominees                 Paul W. Murrill
listed at right         listed at right                  Jack T. Trotter
    [ ]                      [ ]

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name at right.)

(2) PROPOSAL TO RATIFY THE APPOINTMENT of Deloitte & Touche LLP as independent auditors for the Company:

          FOR            AGAINST             ABSTAIN
          [ ]              [ ]                 [ ]

(3) Discretionary authority to vote on other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature _____________________________________________________

Signature _____________________________________________________
               Signature, if held jointly

Dated _______________________, 1997

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If by a partnership, please sign in partnership name by authorized person.